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                                                                     EXHIBIT 24

                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and/or officers of PANHANDLE EASTERN CORPORATION (the "CORPORATION"), a Delaware corporation, do hereby constitute and appoint JAMES B. HIPPLE, ROBERT W. REED, and PAUL F. FERGUSON, JR., and each of them, their true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which, with the advice of counsel, said attorneys and agents may deem necessary or advisable to enable the CORPORATION to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign their names as a director and/or officer of the CORPORATION to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with said Registration Statement or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have subscribed these presents this ____ day of __________, 1994.

/s/ WILLIAM T. ESREY
William T. Esrey
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                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and/or officers of PANHANDLE EASTERN CORPORATION (the "CORPORATION"), a Delaware corporation, do hereby constitute and appoint JAMES B. HIPPLE, ROBERT W. REED, and PAUL F. FERGUSON, JR., and each of them, their true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which, with the advice of counsel, said attorneys and agents may deem necessary or advisable to enable the CORPORATION to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign their names as a director and/or officer of the CORPORATION to a Registration Statement on or Form S-3 to be filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with said Registration Statement or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents this _______ day of _____________, 1994.




/s/ DENNIS HENDRIX                                  /s/ PAUL M. ANDERSON
Dennis Hendrix                                      Paul M. Anderson

/s/ GEORGE L. MAZANEC                               /s/ JAMES B. HIPPLE
George L. Mazanec                                   James B. Hipple
                                                    Senior Vice President and
                                                    Chief Financial Officer

/s/ SANDRA P. MEYER                                 /s/ MILTON CARROLL
Sandra P. Meyer                                     Milton Carroll
Controller

/s/ ROBERT CIZIK                                    /s/ CHARLES W. DUNCAN, JR.
Robert Cizik                                        Charles W. Duncan, Jr.

/s/ HARRY E. EKBLOM                                 ___________________________
Harry E. Ekblom                                     William T. Esrey

/s/ ANN MAYNARD GRAY                                /s/ HAROLD S. HOOK
Ann Maynard Gray                                    Harold S. Hook

/s/ LEO E. LINBECK, JR.                             /s/ RALPH S. O'CONNOR
Leo E. Linbeck, Jr.                                 Ralph S. O'Connor